UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 6, 2009

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 6, 2009, Sanmina-SCI Corporation (the “Company”) announced that it had reached a proposed settlement of federal and state derivative litigation originally filed in 2006 relating to certain prior option grant practices of the Company. The proposed settlement has been preliminarily approved by the United States District Court for the Northern District of California, subject to final approval at a hearing scheduled for May 1, 2009. The terms of the proposed settlement are described in a Stipulation of Settlement dated February 26, 2009, which is filed an exhibit to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing proposed settlement of derivative litigation dated March 6, 2009
99.2	Stipulation of Settlement dated February 26, 2009

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

	By:	/s/ Christopher K. Sadeghian
Christopher K. Sadeghian
Assistant Corporate Secretary

Date: March 6, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release announcing proposed settlement of derivative litigation dated March 6, 2009
99.2	Stipulation of Settlement dated February 26, 2009